Summary prospectus

Growth equity

Delaware Select Growth Fund

Nasdaq ticker symbols
Class A	DVEAX
Class B	DVEBX
Class C	DVECX
Class R	DFSRX

August 28, 2010

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated August 28, 2010, and any supplements thereto are incorporated by reference into this summary prospectus.

Delaware Select Growth Fund

What is the Fund's investment objective?

Delaware Select Growth Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.60%
Other expenses	0.73%	0.73%	0.73%	0.73%
Total annual fund operating expenses	1.73%	2.48%	2.48%	2.08%
Fee waivers and expense reimbursements[2]	(0.24%)	(0.24%)	(0.24%)	(0.34%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.49%	2.24%	2.24%	1.74%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.24% of the Fund's average daily net assets from August 28, 2010 through August 28, 2011. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class R shares' 12b-1 fees from August 28, 2010 through August 28, 2011 to no more than 0.50% of its average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if redeemed)		(if redeemed)
Class	A	B	B	C	C	R
1 year	$718	$227	$627	$227	$327	$177
3 years	$1,067	$750	$1,025	$750	$750	$619
5 years	$1,438	$1,299	$1,524	$1,299	$1,299	$1,087
10 years	$2,480	$2,613	$2,613	$2,798	$2,798	$2,383

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund invests primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The Manager will consider companies of any size or market capitalization. Using a bottom-up approach, we seek to select securities we believe have large end market potential or dominance of a profitable niche market, dominant business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation, and the company's shareholder orientation. Holdings are generally sold for the following reasons: a better idea is found (i.e., the stock is "crowded out" of the portfolio); an unexpected, negative fundamental change, including change in investment strategy; the holding's valuation becomes stretched past fair value; or due to portfolio construction considerations.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market—such as the stock or bond market—will decline in value because of factors such as adverse political or economic conditions, future expectations, or investor confidence or heavy institutional selling.

Investment style risk—growth style

The Manager primarily uses a "growth" style to select investments for the Fund. This style may or may not produce the best results over shorter or longer time periods and may increase the volatility of the Fund's share price.

Issuer concentration risk

The portfolio generally holds 40 to 60 securities, although from time to time, the portfolio may hold fewer or more securities depending on our assessment of the investment opportunities available. This allows us to focus on the potential of those particular issuers, but it also means that the Fund may be more volatile than those funds that hold a greater number of securities.

Company size risk	The risk that prices of small- and medium-sized companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk	The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio's investments may be negatively affected by changes in foreign currency exchange rates.
Counterparty risk

The risk that a counterparty to a derivative contract (such as a swap, futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Select Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Class A)

As of June 30, 2010, the Fund's Class A shares had a calendar year-to-date return of -0.43%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 23.21% for the quarter ended June 30, 2009 and its lowest quarterly return was -27.96% for the quarter ended December 31, 2000. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Class A return before taxes	47.93%	1.40%	-4.55%
Class A return after taxes on distributions	47.93%	1.40%	-4.55%
Class A return after taxes on distributions and sale of Fund shares	31.15%	1.20%	-3.74%
Class B return before taxes[1]	51.73%	1.43%	-4.57%
Class C return before taxes[1]	54.79%	1.85%	-4.70%
Class R return before taxes	56.54%	2.34%	n/a
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.01%	1.58%	-3.79%

1

Total returns assume redemption of shares at the end of the period. If shares were not redeemed, the returns for Class B would be 55.73%, 1.85%, and -4.57% for the 1-, 5-, and 10-years, respectively, and the returns for Class C would be 55.79%, 1.85%, and -4.70% for the 1-, 5-, and 10-years, respectively.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer—Focus Growth Equity	May 2005
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	May 2005
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	May 2005
Patrick G. Fortier, CFA	Vice President, Portfolio Manager, Equity Analyst	May 2005
Gregory M. Heywood, CFA	Vice President, Portfolio Manager, Equity Analyst	May 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	May 2005
Christopher M. Ericksen, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2007
Van Tran	Assistant Vice President, Portfolio Manager, Equity Analyst	February 2010

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for a Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases. As of May 31, 2007, no new or subsequent investments are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-316 [4/10] DG3 15537 [8/10]